 Exhibit 10.5

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT (herein called this “Amendment”) is made as of the 29th day of June, 2005, by and among THE ROYAL BANK OF SCOTLAND plc, as agent (in such capacity, and together with any successor in such capacity, the “Subordinated Agent”) for each of the lenders that is signatory to, or which becomes a signatory to, the Subordinated Credit Agreement (collectively, the “Subordinated Lenders”), and BANK OF AMERICA, N.A., as agent (in such capacity as agent, and together with any successor in such capacity, the “Senior Agent”) for each of the lenders that is signatory to, or which becomes a signatory to the Senior Credit Agreement (collectively, the “Senior Lenders”).

BRIGHAM EXPLORATION COMPANY, a Delaware corporation (the “Parent”), BRIGHAM OIL & GAS, L.P., a Delaware limited partnership (“BOG”), and BRIGHAM, INC., a Nevada corporation (“BI”) are signatories hereto solely for the purpose of evidencing their acknowledgment and consent to the terms and conditions of this Amendment.

W I T N E S S E T H:

WHEREAS, the Senior Agent, the Subordinated Agent, the Parent, BOG and BI are parties to the Second Amended and Restated Intercreditor and Subordination Agreement dated as of January 21, 2005 (the “Original Agreement”), for the purposes and consideration therein expressed;

WHEREAS, the Senior Agent and the Subordinated Agent desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Senior Lenders and the Subordinated Lenders to BOG, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.
DEFINITIONS AND REFERENCES

Section 1.1.    Defined Terms. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment. As used herein, the following terms shall have the following meanings:

“Intercreditor Agreement” means the Original Agreement as amended by this Amendment.

ARTICLE II.
AMENDMENTS

Section 2.1.  Introductory Paragraph and Recitals.

(a)  Any references to “Senior Agent” contained in the Original Agreement shall be amended to refer to Bank of America, N.A., as agent (in such capacity as agent, and together with any successor in such capacity.

(b)  Recital A of the Original Agreement is hereby amended in its entirety as follows:

A.  BOG, as the borrower, the Senior Lenders and the Senior Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as of June 29, 2005 (such agreement, as the same may be from time to time amended, modified, supplemented, restated, refinanced or replaced, the “Senior Credit Agreement”), pursuant to which the Senior Lenders have made certain credit available to and on behalf of BOG.

(c)  Recital E of the Original Agreement is hereby amended in its entirety as follows:

E.  BOG has entered into that certain Second Amended and Restated Subordinated Credit Agreement dated as of January 21, 2005 with the Subordinated Agent and the Subordinated Lenders, as amended by the First Amendment to Second Amended and Restated Subordinated Credit Agreement dated as of June 29, 2005 (such agreement, as amended and as the same may be from time to time further amended, modified, supplemented, restated, refinanced or replaced as permitted herein, the “Subordinated Credit Agreement”) pursuant to which the Subordinated Lenders will make loans to BOG, such advances to be evidenced by a promissory note executed and delivered by BOG in accordance with the Subordinated Credit Agreement (such promissory note, as the same may be from time to time amended, modified, supplemented, restated, refinanced or replaced as permitted herein, the “Subordinated Note”).

Section 2.2.  Section 3.3(c) of the Original Agreement is hereby amended by replacing “$20,000,000” with “$40,000,000”.

Section 2.3.  Section 4.3 of the Original Agreement is hereby amended by replacing the notice information set forth therein with the following:

Bank of America, N.A.

ARTICLE III.

CONSENT

Section 3.1.    Consent and Waiver. The Senior Agent hereby consents to the execution and delivery of the First Amendment to Second Amended and Restated Subordinated Credit Agreement dated as of June 29, 2005 among BOG, Subordinated Agent and the Subordinated Lenders (the “First Amendment”) and to the transactions described therein and waives any and all defaults arising or which may have heretofore arisen under Section 3.3 of the Original Agreement as a result of the First Amendment or such transactions. The consents and waivers contained herein are limited to the extent described herein and shall not be construed to be a consent to or a waiver of any other actions prohibited by the Intercreditor Agreement or the Senior Loan Documents. The Senior Agent reserves the right to exercise any rights and remedies available to it in connection with any future defaults with respect to Section 3.3 of the Intercreditor Agreement and any other provision of any other Senior Loan Document.

ARTICLE IV.

MISCELLANEOUS

Section 4.1.   Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Without in any way modifying or limiting the foregoing, each of the undersigned Credit Parties hereby (a) consents to the provisions of this Amendment and the transactions contemplated herein, and (b) ratifies and confirms its obligations made by it in favor of Senior Agent for the benefit of each Senior Lender and the Subordinated Agent for the benefit of each Subordinated Lender pursuant to and in accordance with Article II of the Intercreditor Agreement, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect. Any reference to the Intercreditor Agreement in any Senior Loan Document or Subordinated Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Senior Lenders or the Subordinated Lender under the Intercreditor Agreement or any other Senior Loan Document or Subordinated Loan Document, as the case may be, nor constitute a waiver of any provision of the Intercreditor Agreement or any Senior Loan Document or Subordinated Loan Document.

Section 4.2.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.3.  Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

SENIOR AGENT:

BANK OF AMERICA, N.A.,
as the Senior Agent

/s/ Matthew C. Correia
Assistant Vice President

SUBORDINATED AGENT:

THE ROYAL BANK OF SCOTLAND plc,
as the Subordinated Agent

/s/ Phillip R. Ballard
Senior Vice President

BRIGHAM EXPLORATION COMPANY,
a Delaware corporation

/s/ Eugene B. Shepherd, Jr.
Executive Vice President and Chief Financial Officer

BRIGHAM OIL & GAS, L.P.,
a Delaware limited partnership

By: Brigham, Inc., its General Partner

/s/ Eugene B. Shepherd, Jr.
Executive Vice President and Chief Financial Officer

BRIGHAM, INC.,
a Nevada corporation

/s/ Eugene B. Shepherd, Jr.
Executive Vice President and Chief Financial Officer